Exhibit 10.32



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Exhibit 9 to Security Agreement                                    Document 21
                                                       Contract No. MA - 13678
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                             SUBORDINATION AGREEMENT

         THIS SUBORDINATION AGREEMENT, dated as of October 31, 2001 (the "Subordination Agreement"), is made by and among Chiles Galileo LLC, a Delaware limited liability company (the "Debtor"), Chiles Offshore, Inc., a Delaware corporation, its successors and assigns (the "Subordinated Creditor"), and the United States of America, represented by the Secretary of Transportation, acting by and through the Maritime Administrator (the "Secretary" or the "Senior Creditor", and together with the Debtor and the Subordinated Creditors, the "Parties").

                              W I T N E S S E T H:

         WHEREAS, the Debtor has issued Obligations guaranteed by the Secretary pursuant to Title XI of the Merchant Marine Act, 1936 (the "Guarantee");

         WHEREAS, in connection with the Guarantee, the Debtor executed that certain promissory note in favor of the Secretary, as Obligee, in the amount of the Obligations (the "Secretary's Note");

         WHEREAS, the Debtor has entered into that certain Security Agreement, Contract No. MA-13674 (the "Security Agreement"), dated the date hereof, with the Secretary in connection with the Guarantee;

         WHEREAS the Subordinated Lender is the sole member of the Debtor;

         WHEREAS, the Debtor and the Subordinated Creditor have entered into a Subordinated Loan Commitment dated the date hereof (the "Subordinated Loan Commitment") whereby the Subordinated Lender has agreed to advance funds to the Debtor as therein provided;

         WHEREAS, the Debtor has agreed in the Security Agreement to make no distributions to its members except in accordance with the Subordinated Loan Commitment;

         NOW THEREFORE, in consideration of the premises and the mutual agreements contained herein, and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged and in order to induce the Secretary to issue the Guarantees, the parties hereto, intending to be legally bound, do hereby agree as follows:

         1. DEFINITIONS. For purposes of this Subordination Agreement, capitalized terms used but undefined herein shall have the meanings ascribed to them in Schedule X to the Security Agreement, and the following terms shall have the following meanings:

         "Senior Debt" means all amounts and other obligations (including, without limitation, all principal, interest, fees, expenses and indemnities) now or hereafter owing from the Debtor, its successors and assigns, including, without limitation, all amounts due to the Senior Creditor, its successors and assigns, under the Secretary's Note, or any promissory notes, security agreements, guaranties or other documents or instruments related thereto whenever executed.


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Exhibit 9 to Security Agreement                                    Document 21
                                                       Contract No. MA - 13678
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                  "Senior Liens" means all liens, mortgages, security interests and/or other encumbrances of any nature or type, now or hereafter securing, in whole or in part, any of the Senior Debt.

                  "Senior Loan Documents" means any agreements, documents, or instruments now or hereafter evidencing or securing all or any portion of the Senior Debt, including, without limitation, the Secretary's Note.

                  "Subordinated Debt" means all amounts and other obligations (including, without limitation, all principal, interest, fees, expenses and indemnities) now or hereafter owing from the Debtor, its successors and assigns, to the Subordinated Creditor, its successors or assigns, under the Subordinated Loan Commitment.

                  "Subordinated Loan Documents" means any agreements, documents, or instruments now or hereafter evidencing or securing all or any portion of the Subordinated Debt, including without limitation, the Subordinated Loan Commitment.

                  2. CONSENT OF SUBORDINATED CREDITOR. Notwithstanding any of the terms of the Subordinated Loan Documents, the Subordinated Creditor does hereby subordinate the Debtor's payment of any distribution to which it is entitled under the Subordinated Loan Documents to the Debtor's payment of all amounts due under the Senior Loan Documents; provided, however, that the Debtor may pay a distribution as set forth herein.

                  3. SUBORDINATION OF SUBORDINATED DEBT. So long as no default, or event which with notice or the passage of time or both would constitute a default, has occurred or is continuing under or with respect to the Senior Loan Documents or the Subordinated Loan Documents, the Debtor may repay the Subordinated Debt to the extent the Debtor is permitted to make distributions under the terms of the Financial Agreement.

                  4. THE SUBORDINATED CREDITOR AND LIENS. The Subordinated Creditor hereby agrees that so long as the Senior Debt remains outstanding, the Subordinated Debt shall not be secured by any liens, security interests, mortgages, hypothecations, or any other type of encumbrance whatsoever.

                  5. DISTRIBUTIONS UPON DEBTOR INSOLVENCY. (a) Upon (i) any distribution of assets of Debtor in connection with any dissolution, winding up or liquidation of the Debtor (whether in bankruptcy, insolvency, or receivership proceedings, upon an assignment for the benefit of creditors or otherwise), (ii) any other marshaling of the assets and liabilities of the Debtor, or (iii) the reorganization of the Debtor (the events in clauses (i), (ii) and (iii) above hereinafter collectively referred to as "Debtor Insolvency"), Senior Creditor will first be entitled to receive payment in full, in accordance with the terms of the Senior Loan Documents, of all sums owing under or in respect of the Senior Debt before the Subordinated Creditor shall be entitled to receive from the Debtor any payment owing under the Subordinated Loan Documents or in respect of the Subordinated Debt.

                  (b) Upon default by the Debtor under any of the Senior Debt or Senior Loan Documents, or Debtor Insolvency, Senior Creditor is hereby irrevocably authorized and empowered (in its own name or in the name of the Subordinated Creditor or otherwise), but shall have no obligation, to demand, sue for, collect and receive every payment or distribution referred to herein, and give acquittance for and to


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Exhibit 9 to Security Agreement                                    Document 21
                                                       Contract No. MA - 13678
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file claims and proofs of claim and to take such other action with respect to the Subordinated Debt as Senior Creditor may deem necessary or advisable for the exercise or enforcement of any of its rights or interests hereunder.

         (c) To the extent there are any sums owing in respect of the Senior Debt, the Subordinated Creditor shall duly and promptly take such action as Senior Creditor may reasonably request (i) to collect the Subordinated Debt for the account of the Senior Creditor and to file appropriate claims or proofs of claim in respect of the Subordinated Debt; (ii) to execute and deliver to Senior Creditor such powers of attorney, assignments or other instruments as Senior Creditor may request in order to enable Senior Creditor to enforce any and all of the Subordinated Creditors' claims with respect to the Subordinated Debt, and
(iii) to collect and receive any and all payments or distributions which may be payable or deliverable upon or with respect to the Subordinated Debt.

         6. PAYMENTS RECEIVED CONTRARY TO THIS AGREEMENT. All payments or distributions upon or with respect to the Subordinated Debt which are received by the Subordinated Creditor contrary to the provisions of this Agreement, shall be received in trust for the benefit of Senior Creditor, shall be segregated from other funds and property held by the Subordinated Creditor and shall be forthwith paid to Senior Creditor in the same form as so received (with any necessary endorsement) to be applied to the payment or prepayment of the Senior Debt in accordance with the terms of the Senior Loan Documents.

         7. DEFAULT AND ENFORCEMENT OF SUBORDINATED DEBT. In the event of a default with respect to the Senior Debt or the Subordinated Debt, or event which with notice or the passage of time or both would constitute a default, has occurred or is continuing under or with respect to the Senior Debt or the Subordinated Debt, the Debtor shall not repay the Subordinated Debt unless and until the Senior Debt has been paid in full; provided, however, that in the event of a default under the Subordinated Debt, the Subordinated Creditor may seek recourse against the Debtor, but only with the prior written consent of the Secretary, which shall be granted or withheld in his sole discretion.

         8. DEFAULT AND NET WORTH OF DEBTOR. In the event and during the continuance of any default by the Debtor or the Subordinated Creditor in the observance or performance of any of the provisions of this Subordination Agreement, the Subordinated Debt shall forthwith cease to be included in Net Worth, as defined in the Financial Agreement, without any requirement for notice, demand, or other action by the Secretary.

         9. DEBTOR'S REPRESENTATIONS AND WARRANTIES. The Debtor hereby represents and warrants to the Secretary (a) that the factual statements set forth in the recitals herein are true and accurate; and (b) that it has made all Senior Loan Documents available to the Subordinated Creditor.

         10. SUBORDINATED CREDITOR'S REPRESENTATIONS AND WARRANTIES. The Subordinated Creditor hereby represents and warrants to the Secretary (a) that the factual statements set forth in the recitals herein are true and accurate; and (b) that it has either reviewed all the Senior Loan Documents or hereby waives review thereof.

         11. SPECIFIC PERFORMANCE. The Subordinated Creditor hereby agrees that Senior Creditor is hereby authorized to demand specific performance of this Agreement at any time the Subordinated Creditor shall have failed to comply with any of the provisions of this Agreement applicable

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Exhibit 9 to Security Agreement                                    Document 21
                                                       Contract No. MA - 13678
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to it. The Subordinated Creditor hereby irrevocably waives any defense based on the adequacy of a remedy at law, which might be asserted as a bar to such remedy of specific performance.

         12. ASSIGNMENTS AND OTHER INSTRUMENTS. The Subordinated Creditor agrees to execute and deliver to Senior Creditor such assignments or other instruments as may be reasonably requested by Senior Creditor to enable it to enforce its rights hereunder.

         13. REFERENCES TO SUBORDINATION. Upon the request of the Secretary, the Subordinated Creditor (a) shall cause the Subordinated Loan Documents, and any amendment, renewal or extension thereof, to refer, in form and substance satisfactory to the Secretary, to the fact that the indebtedness evidenced by each such instrument is subordinated to the Senior Debt under this Subordination Agreement; (b) shall further mark its books of accounts in such a manner as shall be effective to give proper notice of the effect of this Agreement; and
(c) shall, at any time and from time to time, promptly execute and deliver all additional instruments and documents, and take all further action, as may be necessary or desirable, in the discretion of Senior Creditor, to protect any right or interest granted or purported to be granted by this Agreement and to enable Senior Creditor to exercise and enforce its rights and remedies hereunder.

         14. NO LIABILITY FOR ACTIONS BY SENIOR CREDITOR. The parties hereto agree that Senior Creditor shall not be liable for any action or failure to act under or in connection with any of the documents or instruments creating the Senior Liens or the Senior Debt, it being understood that the decision of whether and when to act and the manner of proceeding under such instruments and documents are within the sole discretion of Senior Creditor and shall not be affected in any manner by the existence of the Subordinated Debt and the Subordinated Liens. The Parties hereto further agree that such obligations as may be imposed under the documents and instruments creating the Senior Liens or under the Uniform Commercial Code or other applicable laws shall run exclusively to the benefit of the Senior Creditor and may be enforced or waived by the Senior Creditor and not by the Subordinated Creditor.

         15. NO DUTY TO INFORM SUBORDINATED CREDITORS. Nothing in this Agreement shall be construed as imposing on Senior Creditor an obligation to inform the Subordinated Creditor of any defaults arising under the Senior Loan Documents or to provide the Subordinated Creditor with any financial or other information of which Senior Creditor is or becomes aware with respect to the Debtor. Without limiting the generality of the foregoing, Senior Creditor shall not be obligated to provide the Subordinated Creditor with a notice that an event of default has occurred under the Senior Loan Documents

         16. RIGHTS OF SUBROGATION. The Subordinated Creditor agrees that no payment or distribution to Senior Creditor pursuant to the provisions of this Agreement shall entitle the Subordinated Creditor to exercise any rights of subrogation in respect thereof until the Senior Debt has been paid in full.

         17. NO ASSIGNMENT OF SUBORDINATED DEBT. The Subordinated Creditor shall not, without Senior Creditor's prior written consent, sell, assign, pledge, encumber or otherwise dispose of any of the Subordinated Debt, and any attempt to do so shall be null and void ab initio.


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Exhibit 9 to Security Agreement                                    Document 21
                                                       Contract No. MA - 13678
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         18. OBLIGATIONS HEREUNDER NOT AFFECTED. All rights and interests of
Senior Creditor hereunder, and all agreements and obligations of the Subordinated Creditor hereunder, shall remain in full force and effect irrespective of: (a) any lack of validity or enforceability of the Senior Loan Documents or any other agreement or instrument relating thereto; (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Senior Debt, or any other amendment or waiver of or any consent to the departure from the Senior Loan Documents; (c) any exchange, release or nonperfection of any Senior Lien, or any release or amendment or waiver of or consent to departure from any guaranty supporting all or any portion of the Senior Debt; or (d) any other circumstances which might otherwise constitute a defense available to, or a discharge of the Debtor in respect of the Senior Debt or the Subordinated Creditor in respect of this Agreement. This agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Senior Debt is rescinded or must be otherwise returned by Senior Creditor upon Debtor Insolvency, all as though such payment had not been made.

         19. WAIVER. The Subordinated Creditor and the Debtor hereby waive promptness, diligence, notice of acceptance and any other notice with respect to any of the Senior Debt and this Agreement and any requirement that Senior Creditor protect, secure or insure any security interest or lien or property subject thereto or exhaust any right or take any action against the Debtor or any other person or entity or any collateral.

         20. MISCELLANEOUS

         (a) GOVERNING LAW. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and assigns, and shall be construed and enforced in accordance with the laws of the District of Columbia.

         (b) SEVERABILITY. If any of the provisions or terms of this Agreement shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other of the terms hereof, and this agreement shall be construed as if such unenforceable term had never been contained herein.

         (c) COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall constitute an original Agreement but all of which together shall constitute one and the same instrument.

         (d) HEADINGS. The descriptive headings herein are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

         (e) NOTICES. All notices and other communications provided for in this Agreement shall be in writing (unless otherwise specified) and shall be transmitted by facsimile transmission and shall be mailed (with first class postage prepaid, return receipt requested) or sent or delivered to each party at the address set forth under its name on the signature page hereof, or at such other address as shall be designated by such party in a written notice to each other party. Except as otherwise specified, all such notices and communications if duly given or made shall be effective upon receipt.


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Exhibit 9 to Security Agreement                                    Document 21
                                                       Contract No. MA - 13678
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         (f) CONSENT TO JURISDICTION; WAIVER OF IMMUNITIES. The Subordinated
Creditor hereby irrevocably submits to the jurisdiction of the federal District Court for the District of Columbia, in any action or proceeding brought to enforce or otherwise arising out of or relating to this Agreement, and irrevocably waives to the fullest extent permitted by law any objection which it may now or hereafter have to the laying of venue in any such action or proceeding in such forum and hereby further irrevocably waives any claim that such forum is an inconvenient forum. The Subordinated Creditor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any manner provided by law. Nothing herein shall impair the right of Senior Creditor to bring any action or proceeding against the Subordinated Creditor or its respective properties in the courts of any other jurisdiction, and the Subordinated Creditor irrevocably submits to the nonexclusive jurisdiction of the appropriate courts of the jurisdiction or jurisdictions in which the Subordinated Creditor is incorporated, or in any place or places where property or an office of the Subordinated Creditor is located.

         (g) ENTIRE AGREEMENT; AMENDMENT. This Agreement represents the entire Agreement between the parties hereto and, except as expressly provided herein, shall not be affected by reference to any other documents. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but such may be accomplished only by an instrument in writing signed by the parties hereto.

         (h) COSTS OF ENFORCEMENT. The Subordinated Creditor agrees to pay to Senior Creditor any and all costs and expenses, including attorney's fees, incurred by Senior Creditor as a result of the Subordinated Creditor's default hereunder and/or in protecting and/or enforcing the rights of Senior Creditor under this Agreement whether or not a lawsuit is commenced. Attorneys' fees, in either case, shall include services rendered at both the trial and appellate levels, as well as services rendered subsequent to judgment and obtaining execution thereon. Costs and expenses, including attorneys' fees, shall be considered as part of the Senior Debt, as that term is used herein.

         (i) CONTINUING AGREEMENT. This Agreement is solely for the benefit of, and shall be enforceable by Senior Creditor, and its successors, transferees and assigns, and no other person or persons shall have any right, benefit, priority, or interest under, or because of the existence of, this Agreement. This Agreement is a continuing agreement and shall (a) remain in full force and effect until the Senior Debt shall have been paid in full, and (b) be binding on the Subordinated Creditor, its respective successors or assigns. Without limiting the generality of the foregoing, Senior Creditor may assign or otherwise transfer any other promissory note held by it evidencing the Senior Debt to any other person or entity, and such other person or entity shall thereupon become vested with all the rights in respect thereof granted to Senior Creditor herein.


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         IN WITNESS WHEREOF, the parties have duly executed or have caused this
Agreement to be duly executed by their respective signatories hereunto duly authorized, and have duly caused their seals to be affixed hereto as of the date and year first above written.


                                       THE SUBORDINATED CREDITOR

                                       CHILES OFFSHORE INC.




                                       BY:  /s/ DICK FAGERSTAL
                                           ---------------------------------
                                       Name:    Dick Fagerstal
                                       Title:   Senior Vice President
                                       Address: 1370 Avenue of the Americas,
                                                New York, NY 10019
                                                Facsimile No.: (212) 582-8522


                                       THE SENIOR CREDITOR

                                       UNITED STATES OF AMERICA
                                       SECRETARY OF TRANSPORTATION
                                       MARITIME ADMINISTRATOR



                                       By:       /s/ JOEL C. RICHARD
                                           ---------------------------------
                                       Name:         Joel C. Richard
                                       Title:        Secretary
                                       Address:      400 7th St. S.W.
                                                     Washington, D.C. 20590
                                       Facsimile No. (202) 366-7901


                                       THE DEBTOR

                                       CHILES GALILEO LLC



                                       BY:  /s/ DICK FAGERSTAL
                                           ----------------------------------
                                       Name:    Dick Fagerstal
                                       Title:   Senior Vice President
                                       Address: 1370 Avenue of the Americas,
                                                New York, NY 10019
                                                Facsimile No.: (212) 582-8522